Exhibit 99.1

SENMIAO TECHNOLOGY LIMITED

Unaudited Pro Forma Condensed Combined Balance Sheet

(Expressed in U.S. dollar, except for the number of shares)

As of December 31, 2021

	December 31, 2021	Pro Forma adjustments	December 31, 2021
	Consolidated	De-consolidate Jinkailong & Recognize receivables from Jinkailong	Pro Forma Consolidated
	(Unaudited)	(Unaudited)	(Unaudited)
		a
ASSETS
Current assets
Cash and cash equivalents	$2,801,711	$(115,663)	$2,686,048
Accounts receivable, net, current portion	794,389	(342,107)	452,282
Inventories	211,054	(33,622)	177,432
Finance lease receivables, net, current portion	356,504	-	356,504
Prepayments, other receivables and other assets, net	3,797,476	(1,588,442)	2,209,034
Due from related parties	27,938	7,209,320	7,237,258
Current assets - discontinued operations	12,334	-	12,334
Total current assets	8,001,406	5,129,486	13,130,892

Property and equipment, net
Property and equipment, net	6,429,798	(291,573)	6,138,225
Total property and equipment, net	6,429,798	(291,573)	6,138,225

Other assets
Operating lease right-of-use assets, net	354,312	(216,132)	138,180
Operating lease right-of-use assets, net, related parties	578,951	-	578,951
Financing lease right-of-use assets, net	2,096,466	(1,659,036)	437,430
Intangible assets, net	939,193	-	939,193
Accounts receivable, net, noncurrent	29,275	(28,153)	1,122
Finance lease receivables, net, noncurrent	158,163	-	158,163
Total other assets	4,156,360	(1,903,321)	2,253,039

Total assets	$18,587,564	$2,934,592	$21,522,156

LIABILITIES AND (DEFICIENCY) EQUITY
Current liabilities
Borrowings from financial institutions	$500,363	$(500,363)	$-
Accounts payable	124,052	-	124,052
Advances from customers	749,345	(637,596)	111,749
Income tax payable	17,947	(17,947)	-
Accrued expenses and other liabilities	6,561,161	(4,336,181)	2,224,980
Due to related parties and affiliates	364,705	(214,868)	149,837
Operating lease liabilities	156,769	(107,241)	49,528
Operating lease liabilities - related parties	366,998	-	366,998
Financing lease liabilities	4,526,480	(4,104,460)	422,020
Derivative liabilities	3,981,377	-	3,981,377
Current liabilities - discontinued operations	527,104	-	527,104
Total current liabilities	17,876,301	(9,918,656)	7,957,645

Other liabilities
Borrowings from financial institutions, noncurrent	27,982	(21,776)	6,206
Operating lease liabilities, non-current	179,778	(131,988)	47,790
Operating lease liabilities, non-current - related parties	293,987	-	293,987
Financing lease liabilities, non-current	1,311,647	(1,296,238)	15,409
Deferred tax liability	46,386	-	46,386
Total other liabilities	1,859,780	(1,450,002)	409,778

Total liabilities	19,736,081	(11,368,658)	8,367,423

Commitments and contingencies

Mezzanine Equity (redeemable)
Series A convertible preferred stock (par value $0.0001 per share, 5,000 shares authorized; 5,000 shares issued and outstanding at December 31, 2021), net of issuance costs of $118,344	820,799	-	820,799

Stockholders' equity (deficicency)
Common stock (par value $0.0001 per share, 100,000,000 shares authorized; 61,783,794 shares issued and outstanding at December 31, 2021)	6,178	-	6,178
Additional paid-in capital	42,430,881	-	42,430,881
Accumulated deficit	(39,738,151)	10,343,650	(29,394,501)
Accumulated other comprehensive income (loss)	(778,437)	874,616	96,179
Total Senmiao Technology Limited stockholders’ equity	1,920,471	11,218,266	13,138,737

Non-controlling interests	(3,889,787)	3,084,984	(804,803)

Total equity (deficicency)	(1,148,517)	14,303,250	13,154,733

Total liabilities and equity (deficiency)	$18,587,564	$2,934,592	$21,522,156

Note
a	Reflect the deconsolidation of the Company's VIE Sichuan Jinkailong Automobile Leasing Company ("Jinkailong") due to the VIE termation agreements between the Company's subsidary Hunan Ruixi and other shareholders of Jinkailong on December 31, 2021.

SENMIAO TECHNOLOGY LIMITED

Unaudited Pro Forma Condensed Combined Balance Sheet

(Expressed in U.S. dollar, except for the number of shares)

As of March 31, 2021

	March 31, 2021	Pro Forma adjustments	March 31, 2021
	Consolidated	De-consolidate Jinkailong & Recognize receivables from Jinkailong	Pro Forma Consolidated
	(Audited)	(Unaudited)	(Unaudited)
		a
ASSETS
Current assets
Cash and cash equivalents	$4,448,075	$(107,547)	$4,340,528
Accounts receivable, net, current portion	1,437,195	(895,064)	542,131
Inventories	127,933	-	127,933
Finance lease receivables, net, current portion	541,605	-	541,605
Prepayments, other receivables and other assets, net	3,905,278	(1,245,195)	2,660,083
Due from related parties	39,572	6,666,539	6,706,111
Current assets - discontinued operations	393,348	-	393,348
Total current assets	10,893,006	4,418,733	15,311,739

Property and equipment, net
Property and equipment, net	3,700,147	(448,816)	3,251,331
Property and equipment, net - discontinued operations	5,592	-	5,592
Total property and equipment, net	3,705,739	(448,816)	3,256,923

Other assets
Operating lease right-of-use assets, net	499,221	(265,470)	233,751
Operating lease right-of-use assets, net, related parties	580,367	-	580,367
Financing lease right-of-use assets, net	4,778,772	(4,201,693)	577,079
Intangible assets, net	968,131	-	968,131
Goodwill	135,388	-	135,388
Accounts receivable, net, noncurrent	269,183	(207,240)	61,943
Finance lease receivables, net, noncurrent	473,472	-	473,472
Total other assets	7,704,534	(4,674,403)	3,030,131

Total assets	$22,303,279	$(704,486)	$21,598,793

LIABILITIES AND EQUITY
Current liabilities
Borrowings from financial institutions	$310,662	$(310,662)	$-
Accounts payable	44,769	-	44,769
Advances from customers	155,586	(45,413)	110,173
Income tax payable	17,408	(17,408)	-
Accrued expenses and other liabilities	6,655,591	(3,778,740)	2,876,851
Other payable - intercompanies	-	-	-
Due to related parties and affiliates	352,827	(176,826)	176,001
Operating lease liabilities	209,644	(99,831)	109,813
Operating lease liabilities - related parties	243,726	-	243,726
Financing lease liabilities	5,172,943	(4,814,808)	358,135
Derivative liabilities	1,278,926	-	1,278,926
Current liabilities - discontinued operations	2,336,862	-	2,336,862
Total current liabilities	16,778,944	(9,243,688)	7,535,256

Other liabilities
Borrowings from financial institutions, noncurrent	44,962	(38,857)	6,105
Operating lease liabilities, non-current	263,708	(167,822)	95,886
Operating lease liabilities, non-current - related parties	341,549	-	341,549
Financing lease liabilities, non-current	2,256,553	(2,037,609)	218,944
Deferred tax liability	44,993	-	44,993
Total other liabilities	2,951,765	(2,244,288)	707,477

Total liabilities	19,730,709	(11,487,976)	8,242,733

Commitments and contingencies

Stockholders' equity
Common stock (par value $0.0001 per share, 100,000,000 shares authorized; 49,780,725 shares issued and outstanding at March 31, 2021)	4,978	-	4,978
Additional paid-in capital	40,755,327	-	40,755,327
Accumulated deficit	(34,064,921)	8,020,734	(26,044,187)
Accumulated other comprehensive loss	(838,671)	497,358	(341,313)
Total Senmiao Technology Limited stockholders' equity	5,856,713	8,518,092	14,374,805

Non-controlling interests	(3,284,143)	2,265,398	(1,018,745)

Total equity	2,572,570	10,783,490	13,356,060

Total liabilities and equity	$22,303,279	$(704,486)	$21,598,793

Note
a

Reflect the deconsolidation of the Company's VIE Sichuan Jinkailong Automobile Leasing Company (“Jinkailong”) due to the VIE termation agreements between the Company's subsidary Hunan Ruixi and Jinkailong on December 31, 2021.

SENMIAO TECHNOLOGY LIMITED

Unaudited Pro Forma Condensed Combined Statement of Operations

(Expressed in U.S. dollar, except for the number of shares)

For the Nine Months Ended December 31, 2021

	Consolidated	Pro Forma adjustments	Pro Forma Adjustment	Pro Forma Consolidated
	(Unaudited)	De-consolidate Jinkailong	Reverse elimination related to Jinkailong	(Unaudited)
		a	b
Revenues	$8,249,033	$(5,621,074)	1,435,977	$4,063,936
Cost of revenues	(9,339,832)	5,210,174	(905,290)	(5,034,948)
Gross loss	(1,090,799)	(410,900)	530,687	(971,012)

Operating expenses
Selling, general and administrative expenses	(10,429,219)	3,262,268	(524,633)	(7,691,584)
Provision for doutful accounts, net of recovery	(80,410)	(45,299)	-	(125,709)
Impairments of long-lived assets and goodwill	(178,125)	35,609	-	(142,516)
Total operating expenses	(10,687,754)	3,252,579	(524,633)	(7,959,808)

Loss from operations	(11,778,553)	2,841,679	6,054	(8,930,820)

Other income
Other income, net	152,893	(117,378)	328,473	363,988
Interest expense	(44,123)	366,060	(328,473)	(6,536)
Interest expense on finance leases	(313,766)	46,085	-	(267,681)
Change in fair value of derivative liabilities	5,185,309	-	-	5,185,309
Issuance costs for issuing series A convertible preferred stock	(821,892)	-	-	(821,892)
Total other income, net	4,158,421	294,767	-	4,453,188

Loss before income taxes	(7,620,132)	3,136,445	6,054	(4,477,633)

Income tax expense	(4,550)	-	-	(4,550)

Net loss from continuing operations	(7,624,682)	3,136,445	6,054	(4,482,183)

Net loss	(7,624,682)	3,136,445	6,054	(4,482,183)

Net loss attributable to non-controlling interests from continuing operations	1,951,452	(811,370)	-	1,140,082

Net loss attributable to the Company's stockholders	$(5,673,230)	$2,325,076	6,054	$(3,342,100)

Net loss	$(7,624,682)	$3,136,445	6,054	$(4,482,183)

Other comprehensive income (loss)
Foreign currency translation adjustment	48,458	(374,650)	-	(326,192)

Comprehensive loss	(7,576,224)	2,761,795	6,054	(4,808,375)

less: Total comprehensive loss attributable to noncontrolling interests	(1,984,990)	908,779	-	(1,076,211)

Total comprehensive loss attributable to stockholders	$(5,591,234)	$1,853,016	6,054	$(3,732,164)

Weighted average number of common stock
Basic and diluted	55,792,713	55,792,713	55,792,713	55,792,713

Loss per share - basic and diluted
Continuing operations	$(0.10)	$0.04	0.00	$(0.06)

Note
a	Reflect the deconsolidation of Jinkailong for the nine months ended December 31, 2021.
b	Reflect the reversal of intercompany transaction between Jinkailong and other entities in Senmiao Group for the nine months ended December 31, 2021 as a result of Jinkailong de-consolidation.

SENMIAO TECHNOLOGY LIMITED

Unaudited Pro Forma Condensed Combined Statement of Operations

(Expressed in U.S. dollar, except for the number of shares)

For the Year Ended March 31, 2021

	Consolidated	Pro Forma adjustments	Pro Forma Adjustment	Pro Forma Consolidated
	(Audited)	De-consolidate Jinkailong	Reverse elimination related to Jinkailong	(Unaudited)
		a	b
Revenues	$6,160,534	$(4,406,947)	662,400	$2,415,987
Cost of revenues	(5,969,492)	3,985,413	(227,148)	(2,211,227)
Gross profit	191,042	(421,534)	435,252	204,760

Operating expenses
Selling, general and administrative expenses	(10,273,104)	5,054,211	(398,776)	(5,617,669)
Recovery of (Provision for) doubtful accounts	28,358	(328,016)	-	(299,658)
Impairments of long-lived assets and goodwill	(130,839)	60,359	-	(70,480)
Total operating expenses	(10,375,585)	4,786,553	(398,776)	(5,987,808)

Loss from operations	(10,184,543)	4,365,019	36,476	(5,783,048)

Other expense
Other income, net	87,888	61,909	526,877	676,674
Interest income (expense), net	(45,764)	579,870	(526,877)	7,229
Interest expense on finance leases	(733,202)	149,317	-	(583,885)
Change in fair value of derivative liabilities	(1,710,415)	-	-	(1,710,415)
Total other expense, net	(2,401,493)	791,096	-	(1,610,397)

Loss before income taxes	(12,586,036)	5,156,115	36,476	(7,393,445)

Income tax expense	(14,627)	6,295	-	(8,332)

Net loss from continuing operations	(12,600,663)	5,162,410	36,476	(7,401,777)

Net loss from discontinued operations, net of applicable income taxes	(61,976)	-	-	(61,976)

Net loss	(12,662,639)	5,162,410	36,476	(7,463,753)

Net loss attributable to non-controlling interests from continuing operations	2,302,581	(985,084)	-	1,317,497

Net loss attributable to the Company's stockholders	$(10,360,058)	$4,177,326	36,476	$(6,146,256)

Net loss	$(12,662,639)	$5,162,410	36,476	$(7,463,753)

Other comprehensive income (loss)
Foreign currency translation adjustment	(314,669)	595,015	-	280,346

Comprehensive loss	(12,977,308)	5,757,425	36,476	(7,183,407)

less: Total comprehensive income (loss) attributable to noncontrolling interests	(2,286,057)	1,139,788	-	(1,146,269)

Total comprehensive loss attributable to stockholders	$(10,691,251)	$4,617,637	36,476	$(6,037,138)

Weighted average number of common stock
Basic and diluted	39,430,889	39,430,889	39,430,889	39,430,889

Loss per share - basic and diluted
Continuing operations	$(0.26)	$0.11	0.00	$(0.15)
Discontinued operations	$(0.00)	$-	-	$-

Note
a	Reflect the deconsolidation of Jinkailong for the year ended March 31, 2021.
b	Reflect the reversal of intercompany transaction between Jinkailong and other entities in Senmiao Group for the year ended March 31, 2021 as a result of Jinkailong de-consolidation.